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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Verilink Corporation (the "Company") on Form 10-K for the fiscal year ending July 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leigh S. Belden, President and Chief Executive Officer, and I, C.W. Smith, Vice President and Chief Financial Officer, each certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         /s/ Leigh S. Belden
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           LEIGH S. BELDEN
PRESIDENT AND CHIEF EXECUTIVE OFFICER
     (PRINCIPAL EXECUTIVE OFFICER)

October 1, 2004

            /s/ C.W. Smith
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               C.W. SMITH
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
(PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)

October 1, 2004